                          THE PARKSTONE GROUP OF FUNDS

                       Supplement Dated March 17, 2000 to
        the Statement of Additional Information Dated September 17, 1999
               (Replaces the Supplement dated December 28, 1999)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION.

SEI INVESTMENTS MUTUAL FUNDS SERVICES WILL ASSUME THE ROLE AS THE GROUP'S
 ADMINISTRATOR, EFFECTIVE JANUARY 1, 2000, AND THE ROLE AS THE GROUP'S FUND ACCOUNTANT, EFFECTIVE APRIL 3, 2000.

 THE SECTION ENTITLED, "ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS," PAGE 6, IS AMENDED BY DELETION OF THE FIRST PARAGRAPH TO ADD THE FOLLOWING
 INFORMATION:

 "Like any investment program, an investment in a Fund entails certain risks. The Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase, reverse repurchase or dollar roll agreements with the Investment Adviser, SEI Investments Mutual Funds Services, SEI or their affiliates, and will not give preference to the correspondents of their bank affiliates with respect to such transactions, securities, savings deposits, repurchase agreements, reverse repurchase agreements and dollar roll agreements."

 THE SECTION ENTITLED, "MANAGEMENT OF THE GROUP," PAGE 34, IS AMENDED AS
 FOLLOWS:

     - The first and second sentences in the sixth paragraph are deleted and the following information is added:

       "Each Trustee who is not an affiliated person of SEI Investments Mutual Funds Services or National City Corporation, the ultimate parent of National City Bank, receives an annual fee of $15,000 plus $3,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings for services as a Trustee. The Chairman of the Board receives an additional $5,000 per annum for services in such capacity. The Trustee and Chairman expenses are allocated on a pro rata basis across the Armada Funds, Parkstone Group of Funds and Parkstone Advantage Fund. Such fees are paid for services rendered to all of the Funds and are allocated accordingly."

     - The seventh and eighth paragraphs are deleted and the following information is added:

       "The officers of the Group, their addresses, and principal occupations during the past five years are as follows:

                                      POSITION(S) HELD             PRINCIPAL OCCUPATION
               NAME                    WITH THE GROUP               DURING PAST 5 YEARS
               ----                  -------------------    -----------------------------------
Herbert R. Martens, Jr.              President              Executive Vice President, National
c/o NatCity Investments                                     City Corporation (bank holding
1965 East Sixth Street                                      company), since July 1997;
Cleveland, OH 44114                                         Chairman, President and Chief
                                                            Executive Officer, NatCity
                                                            Investments, Inc. (investment
                                                            banking), since July 1995;
                                                            President and Chief Executive
                                                            Officer, Raffensperger, Hughes &
                                                            Co., (broker-dealer), from 1993
                                                            until 1995; President, Reserve
                                                            Capital Group, from 1990 until
                                                            1993; President, since July 1997
                                                            and Trustee, since November 1997 of
                                                            Armada Funds.
W. Bruce McConnel, III               Secretary              Partner, Drinker Biddle & Reath
One Logan Square                                            LLP, Philadelphia (law firm).
18th and Cherry Streets
Philadelphia, PA 19103-6996

                                      POSITION(S) HELD             PRINCIPAL OCCUPATION
               NAME                    WITH THE GROUP               DURING PAST 5 YEARS
               ----                  -------------------    -----------------------------------
John Leven                           Treasurer              Director of Funds Accounting of SEI
One Freedom Valley Drive                                    Investments Mutual Funds Services
Oaks, PA 19456                                              since March 1999; Division
                                                            Controller, First Data Corp. from
                                                            February 1998 to March 1999;
                                                            Corporate Controller, FPS Services,
                                                            a mutual funds servicing company,
                                                            from February 1993 to February
                                                            1998; Treasurer, FPS Broker
                                                            Services, Inc. from March 1993 to
                                                            December 1998.

The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. As Administrator, SEI Investments Mutual Funds Services receives fees from the Group. As Distributor, SEI may retain all or a portion of any sales charge on the shares sold and may receive fees under the Distribution and Shareholder Service Plans described below. Mr. Leven, Treasurer of the Group, is an employee of SEI Investments Mutual Funds Services."

  THE SECTION ENTITLED, "ADMINISTRATOR AND SUB-ADMINISTRATOR," PAGE 42, IS AMENDED AS FOLLOWS:

  - The first, second, third and fourth paragraphs are deleted and the following information is added:

    "SEI Investments Mutual Funds Services (the "Administrator") serves as the administrator pursuant to the Administration Agreement dated January 1, 2000, as amended on April 3, 2000 (the "Administration Agreement"). The Administrator, a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania, 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interests in the Administrator. SEI Investments and its affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, The Arbor Fund, ARK Funds, Armada Funds, Parkstone Advantage Fund, Bishop Street Funds, Boston 1784 Funds(R), CNI Charter Funds, CrestFunds, Inc., CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Fund, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and UAM Funds, Inc. II.

    The Administrator assists in supervising all operations of each Fund (other than those performed by the Investment Adviser under the Investment Advisory Agreement, by National City Bank and Union Bank of California (the "Custodians") under the Custody Agreements. The Administrator is a broker-dealer registered with the SEC, and is a member of the National Association of Securities Dealers, Inc.

    Under the Administration Agreement, the Administrator has agreed to maintain office facilities for the Group; furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare periodic reports to the SEC on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file certain federal and state tax returns and required tax filings; prepare compliance filings pursuant to state securities laws with the advice or the Group's counsel; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; in the case of the Money Market Funds, determine the actual variance from $1.00 of the Fund's net asset value per share; and generally assist in all aspects of the Group's operations other than those performed by the Investment Adviser under the Investment Advisory Agreements and by State Street

Bank and Trust Company under the Custody Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

Pursuant to its authority to delegate its responsibilities under the Administration Agreement, the Administrator has engaged IMC to provide certain services as Sub-Administrator to the Funds of the Group. National City Bank serves as Sub-Administrator to the Group pursuant to a Sub-Administration Agreement dated January 1, 2000, and receives a fee from the Administrator for its services. Under the Sub-Administration Agreement, National City Bank will assist the Administrator by providing, upon the request of the Administrator, services which are incidental to, but not included among, IMC's duties as Investment Adviser to the Group. These services include preparation of reports and documents necessary to calculate daily expense accruals, to update the financial accounts and records of the Funds and to prepare certain federal and state tax returns.

The Administrator receives a fee from each Fund for its services as Administrator and fund accountant and expenses assumed pursuant to the
     Administration Agreement, calculated and paid periodically, equal to the lesser of (a) the fee calculated at the annual rate of 0.115% of that Fund's average daily net assets, or (b) such other fee as may from time to time be agreed upon in writing by the Group and the Administrator. As Sub-Administrator, National City Bank is entitled to receive a fee from the Administrator of not more than 0.02% of each Fund's average daily net assets. The Administrator may voluntarily reduce all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends."

  - The first sentence in the sixth paragraph is deleted and the following is added:

    "The Administration and Sub-Administration Agreements are expected to be terminated upon the reorganization of the Group's Funds into the Armada Funds."

  THE SECTION ENTITLED, "CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING SERVICES," PAGE 46, IS AMENDED AS FOLLOWS:

     - The third and fourth paragraphs are deleted and the following information is added:

       "In addition, SEI Investments Mutual Funds Services provides certain fund accounting services to the Group pursuant to the Administration Agreement. Under such Agreement, SEI Investments Mutual Funds Services maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital income and expense accounts, including interest accrued and interest received, and other require separate ledger accounts; maintains a monthly trial, balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the daily net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Funds' Custodian, affirmation to the Funds' Custodian of all portfolio trades and cash settlements, verification and reconciliation with the Funds' Custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds. The Funds reimburse National City Bank for its direct and indirect costs and expenses incurred in rendering custodial services, except that the costs and expenses borne by each Fund in any year may not exceed .020% of each portfolios first $100 million of average daily net assets, .010% of each portfolios next $650 million of average daily net assets and .008% of the average daily net assets of each portfolio which exceed $750 million.

       For such services, for fiscal year ended May 31, 1999, the fiscal period ended May 31, 1998 and the fiscal year ended June 30, 1997, BISYS Ohio, the former fund accountant, received $1,596,000, $1,746,000 and $1,722,000, respectively, from the Group."

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PAR-C-010-01000